Exhibit 99.1

FiRST Amendment to Master Repurchase and securities contract Agreement

This First Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of January 28, 2022, is by and among MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company (“MSMCH”), as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for MORGAN STANLEY BANK, N.A., a national banking association (“MSBNA”) and such other financial institutions from time to time party to the Master Repurchase Agreement (as defined below), and ACRES REAL ESTATE SPE 10, LLC, a Delaware limited liability company, as seller (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller, Administrative Agent and MSBNA are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of November 3, 2021 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Administrative Agent, on behalf of Buyers, wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.Amendments to Master Repurchase Agreement.  The Master Repurchase Agreement is hereby amended as follows:

(a)The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

(i)

“Benchmark” means, initially Term SOFR; provided that, if a Benchmark Transition Event and the Benchmark Replacement Date with respect thereto have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark,  then “Benchmark” means the applicable Benchmark Replacement to the extent such Benchmark Replacement has replaced such Benchmark pursuant to Article 3(l).

(ii)

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent, on behalf of Buyers, as a replacement of the applicable then-current Benchmark on the applicable Benchmark Replacement Date:

(1)the sum of: (a) either of (i) Compounded SOFR or (ii) Daily Simple SOFR, as selected by the Administrative Agent, on behalf of Buyers, to be the then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for the applicable loan market and (b) the applicable Benchmark Replacement Adjustment;

(2)the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; or

(3)the sum of: (a) the alternate rate of interest that has been selected by Administrative Agent, on behalf of Buyers, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor in accordance with any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated secured financings or securitizations relating to the relevant asset class, as applicable at such time and (b) the Benchmark Replacement Adjustment.

If at any time the Benchmark Replacement as determined pursuant to this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.

(iii)

“Benchmark Replacement Conforming Changes” means, with respect to the use or administration of Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including but not limited to changes to the definition of “Business Day,” the definition of “Pricing Period,” timing and frequency of determining rates and making payments of price differential, timing of Transaction requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent, on behalf of Buyers, decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent, on behalf of Buyers, in a manner substantially consistent with market practice (or, if Administrative Agent, on behalf of Buyers, decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent, on behalf of Buyers, determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent, on behalf of Buyers, determines is reasonably necessary in connection with the administration of this Agreement.

(iv)

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark or if the then current Benchmark is Term SOFR, with respect to the Term SOFR Reference Rate:

(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

(v)

“Business Day” shall mean any day other than (i) a Saturday or Sunday and (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, Custodian or Administrative Agent, on behalf of Buyers, is authorized or obligated by law or executive order to be closed.

(vi)	“Floor” shall mean zero (0) or such other rate with respect to a Transaction as set forth in the related Confirmation.
(vii)

“Pricing Rate” shall mean, for any Pricing Period with respect to a Purchased Asset, an annual rate equal to the Benchmark for such Pricing Period, plus the Applicable Spread for the related Purchased Asset (subject to adjustment and/or conversion as provided in Sections 3(l) and 3(m) of this Agreement).

(viii)

“Reference Time” shall mean with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, the time set forth in the definition of Term SOFR, and (2) if such Benchmark is not Term SOFR, then the time determined by Administrative Agent, on behalf of Buyers, in accordance with the Benchmark Replacement Conforming Changes.

(ix)

“Term SOFR” means, with respect to any advance of a Purchase Price or Future Advance Purchase for any day, the Term SOFR Reference Rate for a one-month tenor on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Period, as such rate is published by the Term SOFR Administrator for such day at 6:00 a.m. (New York City time); provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the foregoing tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding

U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall be less than the Floor, then Term SOFR shall be deemed to be the Floor.

(b)The following definitions are hereby added in Article 2 of the Master Repurchase Agreement in correct alphabetical order:

(i)

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

(ii)	“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
(iii)	“Term SOFR Determination Day” shall have the meaning set forth in the definition of Term SOFR in this Agreement.
(iv)

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(c)The following defined terms in Article 2 of the Master Repurchase Agreement and all references thereto are hereby deleted in their entirety: “Early Opt-in Election”; “LIBOR”; and “Pricing Rate Reset Date”.

(d)Section 3(l) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(l) (i)  Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and a Benchmark Replacement Date with respect thereto have occurred prior to the Reference Time in connection with any setting of the then-current Benchmark, then such Benchmark Replacement will replace the then-current Benchmark for all purposes under this Agreement and under any other Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Transaction Document.

(ii)  Notwithstanding the forgoing, in the event that Administrative Agent shall have determined (which determination shall be conclusive and binding upon Seller absent manifest error) that by reason of circumstances affecting the relevant market or otherwise, (i) adequate and reasonable means do not exist for ascertaining the applicable Benchmark, but a Benchmark Transition Event (as provided in the definition of Benchmark Transition Event as set forth herein) has not yet occurred or (ii) the Benchmark does not fairly and accurately reflect the costs to Buyers of effecting or maintaining the Transactions, then Administrative Agent shall give written notice to Seller as soon as practicable thereafter.    If such notice is given, the Pricing Rate with respect to all outstanding Transactions, until such notice has been withdrawn by Administrative Agent, shall be a per annum rate equal to the sum of (i) an alternate benchmark rate that has been selected by Administrative Agent, (ii) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Administrative Agent and (iii) the related Applicable Spread.”

(e)Section 3(m) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(m) (i) In connection with the implementation and administration of a Benchmark Replacement, Administrative Agent, on behalf of Buyers, will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without requiring any further action by or consent of any other party to this Agreement or any other Transaction Document.

(ii) Administrative Agent, on behalf of Buyers, will promptly notify Seller of (A) any occurrence of (i) a Benchmark Transition Event and (ii) the Benchmark Replacement Date with respect thereto, (B) the implementation of any Benchmark Replacement, and (C) the effectiveness of any Benchmark Replacement Conforming Changes.

Any determination, decision or election that may be made by Administrative Agent, on behalf of Buyers, pursuant to Section 3(l) or this Section 3(m), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in the sole discretion of Administrative Agent, on behalf of Buyers, and without consent from Seller or any other party to any other Transaction Document.”

(f)Exhibit I to the Master Repurchase Agreement is hereby amended by replacing “LIBOR + [__]%” with “Term SOFR + [__]%”.

(g)Exhibit III-1 to the Master Repurchase Agreement is hereby amended by replacing “LIBOR” with “Term SOFR” in representation (49).

(h)Exhibit III-2 to the Master Repurchase Agreement is hereby amended by replacing “LIBOR” with “Term SOFR” in representation (41).

2.Representations and Warranties.  Seller hereby represents and warrants that:

(a)no Default, Event of Default, Margin Deficit or, to Seller’s knowledge, Material Adverse Effect has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

(b)the representations and warranties made by Seller in the Transaction Documents are true, correct, complete and accurate in all respects as of the date hereof, except to the extent that such representations and warranties (a) are made as of a particular date or (b) are no longer true as a result of a change in fact with respect to a Purchased Asset that was consented to in writing by Administrative Agent;

(c)no amendments have been made to the organizational documents of Seller since November 3, 2021; and

(d)the person signing this Amendment on behalf of Seller is duly authorized to do so on its behalf.

3.Effectiveness.  The effectiveness of this Amendment is subject to receipt by Administrative Agent of this Amendment, duly executed and delivered by Seller, Guarantor and Administrative Agent.

4.Continuing Effect; Reaffirmation of Guaranty.  As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect.  As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect.  In addition, any and all guaranties and indemnities for the benefit of Administrative Agent and/or Buyers (including, without limitation, the Guaranty) and agreements subordinating rights and liens to the rights and liens of Administrative Agent and/or Buyers, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Administrative Agent and/or Buyers, and each party subordinating any right or lien to the rights and liens of Administrative Agent and/or Buyers, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.  This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

5.Binding Effect; No Partnership; Counterparts.  The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.  The parties consent to the use of electronic signatures and any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

6.Further Agreements.   Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Administrative Agent and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.Governing Law.  The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

8.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

9.Headings.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.References to Transaction Documents.  All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall,

from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

11.No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

ADMINISTRATIVE AGENT, ON BEHALF OF BUYERS:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company

By:	/s/ Bill Bowman
	Name:	Bill Bowman
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement

SELLER:

ACRES REAL ESTATE SPE 10, LLC, a Delaware limited liability company

By:	/s/ Michael A. Pierro
	Name:	Michael A. Pierro
	Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty and agreements therein subordinating rights and liens to the rights and liens of Administrative Agent and/or Buyers, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Administrative Agent and/or Buyers therein, and each party subordinating any right or lien to the rights and liens of Administrative Agent and/or Buyers, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.  In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

ACRES COMMERCIAL REALTY CORP., a Maryland corporation

By:	/s/ Michael A. Pierro
	Name:	Michael A. Pierro
	Title:	Senior Vice President

Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement